SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

_____________________________

Filed by the Registrant   ☒Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Byline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

BYLINE BANCORP, INC.

180 N. LaSalle St., Suite 300,

Chicago, IL 60661

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2020

The following Notice on Access to the 2020 Annual Meeting of Stockholder of Byline Bancorp, Inc. (the “Notice”) further supplements the 2020 Notice of Annual Meeting and Proxy Statement dated April 29, 2020 (the “Proxy Statement”) of Byline Bancorp, Inc. (the “Company” or “Byline”) furnished to its stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at its 2020 Annual Meeting of Stockholders to be held on June 9, 2020 at 8:30 a.m. Central Standard Time, as well as the Notice filed as a supplement with the Securities and Exchange Commission on May 29, 2020 (the “First Notice”). This supplement is being filed with the Securities and Exchange Commission and should be read in conjunction with the Company’s Proxy Statement and the First Notice.

NOTICE ON ACCESS TO THE 2020 ANNUAL MEETING OF STOCKHOLDERS OF

BYLINE BANCORP, INC.

TO BE HELD ON JUNE 9, 2020 VIRTUALLY

Dear Stockholder,

Notice is hereby given that, as instructed by our transfer agent, American Stock Transfer (“AST”), stockholders wishing to attend the Annual Meeting who hold their shares of Byline common stock in street name and received a control number generated by a broker must be admitted to the Annual Meeting  as guests by clicking the “I am a guest” button in the https://web.lumiagm.com/216815308 portal where the Annual Meeting will be virtually held. A password will not be required for those stockholders who access the virtual meeting site as a guest.

Whether or not you plan to attend the Annual Meeting virtually, the Company encourages you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, your shares should be represented and voted.

By Order of the Board of Directors,

/s/ Roberto R. Herencia/s/ Alberto J. Paracchini

Roberto R. HerenciaAlberto J. Paracchini

Chicago, Illinois

June 4, 2020

The Byline Bancorp, Inc. 2020 Annual Meeting of Stockholders will be held virtually on June 9, 2020, at 8:30 a.m., Central time, via https://web.lumiagm.com/216815308. This Notice, along with the previously distributed Proxy Statement and First Notice related to the Annual Meeting and our 2019 Annual Report, are available at www.bylinebancorp.com.